UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2016 (May 17, 2016)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.) California (Essex Portfolio, L.P.)	77-0369576 (Essex Property Trust, Inc.) 77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 18, 2016, Essex Property Trust, Inc. (“Essex” or the “Company”) filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland to reflect the amendment of the Company’s charter to change the super-majority vote requirement to amend certain sections of the charter to a majority vote standard, as approved by the Company’s stockholders at the Annual Meeting of Stockholders held on May 17, 2016, as described under Item 5.07 below.  These Articles of Amendment and Restatement include all of the Company’s charter provisions, as amended and supplemented to date, in one instrument.

The charter amendment was described in the text of Proposal No. 2 in the Company’s proxy statement for the Annual Meeting of Stockholders filed with the SEC on April 1, 2016.  The proxy statement also included a copy of the charter amendment showing deletions of text as Appendix A.

The Articles of Amendment and Restatement also reflect the reclassification, into shares of common stock available for future issuance, of the authorized but unissued shares of the following series of preferred stock: the 4.875% Series G Cumulative Convertible Preferred Stock (the “Series G Stock”) and the 7.125% Series H Cumulative Redeemable Preferred Stock (the “Series H Stock”).  All the previously outstanding shares of the Series G Stock and Series H Stock have either been repurchased, redeemed or converted into shares of common stock.  Thus, the Articles of Amendment and Restatement do not contain the terms of these series of preferred stock as the shares of such series will not be issued again in the future and have been reclassified as common stock, pursuant to Articles Supplementary filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland immediately prior to the filing of the Articles of Amendment and Restatement on May 18, 2016.

The Company’s Board of Directors (the “Board”) amended and restated the Company’s bylaws, effective as of May 17, 2016, to include an “exclusive forum” provision for certain types of litigation.  The amended and restated bylaws provide that, unless the Company otherwise consents, certain types of litigation must be brought in the Circuit Court for Baltimore City, Maryland or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.  The types of litigation covered by this provision include (i) a derivative lawsuit; (ii) an action asserting breach of duty by a director, officer or employee; (iii) an action pursuant to any provision of the Maryland General Corporation Law or the charter or bylaws of the Company; and (iv) an action asserting a claim governed by the internal affairs doctrine.

Copies of the Articles Supplementary, Articles of Amendment and Restatement and Fifth Amended and Restated Bylaws are included as exhibits to this report, and the summaries of the amendments above are qualified by reference to the full text of the applicable instrument.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2016, the Company held its Annual Meeting of Stockholders, at which the stockholders:

1.           Elected the following nominees to serve as directors until the 2017 annual meeting or until their successors are elected and qualified: Keith R. Guericke, Irving F. Lyons, III, George M. Marcus, Gary P. Martin, Issie N. Rabinovitch, Thomas E. Robinson, Michael J. Schall, Byron A. Scordelis, and Janice L. Sears.

2.            Amended our Charter to remove the super-majority vote requirement to amend certain sections of the Charter and replace it with a majority vote standard.

3.            Ratified the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016.

4.            Cast an advisory vote approving the Company's executive compensation disclosed in the proxy statement.

As of the record date of February 29, 2016, for the Annual Meeting of Stockholders, there were 65,414,991 shares outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	55,440,531	2,000,507
Irving F. Lyons, III	56,937,726	503,312
George M. Marcus	55,250,567	2,190,471
Gary P. Martin	51,824,319	5,616,719
Issie N. Rabinovitch	49,201,006	8,240,032
Thomas E. Robinson	56,937,371	503,667
Michael J. Schall	55,661,964	1,779,074
Byron A. Scordelis	56,484,994	956,044
Janice L. Sears	56,944,221	496,817

There were 2,724,744 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting to remove the super-majority vote requirement were as follows:

For	Against	Abstentions	Broker Non-Votes
57,337,382	80,893	22,763	2,724,744

(iii)	The results of the voting for the ratification of KPMG, LLP as the Company’s registered public accounting firm for 2016 were as follows:

For	Against	Abstentions	Broker Non-Votes
59,306,202	828,250	31,330	0

(iv)	The results of the advisory vote to approve executive compensation were as follows:

For	Against	Abstentions	Broker Non-Votes
55,239,691	2,133,239	68,108	2,724,744

Item 8.01 Other Events.

On May 17, 2016, in light of the reduction in the size of the  Board and the greater responsibilities placed on the remaining members of the Board and based upon the recommendation of the Company’s management and the Board’s Compensation Committee, the Board amended and restated the Non-Employee Director Equity Award Program to increase the annual equity grant to the Board from an equity award having a dollar value of $50,000 to an equity award having a dollar value equal to $60,000 on the grant date, and in the case of the Chairman of the Board, from an equity award equal to $140,000 to an equity award having a dollar value equal to $170,000 on the grant date.

A copy of the Amended and Restated Non-Employee Director Equity Award Program is included as an exhibit to this report, and the summary of the amendments above is qualified by reference to the full text of that exhibit.

Item 9.01. Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

3.1	Articles Supplementary of Essex Property Trust, Inc.

3.2	Articles of Amendment and Restatement of Essex Property Trust, Inc.

3.3	Fifth Amended and Restated Bylaws of Essex Property Trust, Inc. (as of May 17, 2016)

10.1	Amended and Restated Non-Employee Director Equity Award Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2016

Essex Property Trust, Inc.

/s/ Angela L. Kleiman
Name: Angela L. Kleiman Title: Executive Vice President & Chief Financial Officer

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Angela L. Kleiman
Name: Angela L. Kleiman Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles Supplementary of Essex Property Trust, Inc.

3.2	Articles of Amendment and Restatement of Essex Property Trust, Inc.

3.3	Fifth Amended and Restated Bylaws of Essex Property Trust, Inc. (as of May 17, 2016)

10.1	Amended and Restated Non-Employee Director Equity Award Program